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Exhibit 32

Certification
Pursuant to 18 U.S.C. SECTION 1350,
As Adopted Pursuant to
Section 906 of the SARBANES-OXLEY ACT of 2002

        Each of the undersigned officers of Key Energy Services, Inc. (the "Company") hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge that:

          (1)   the accompanying Annual Report on Form 10-K for the period ending December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: February 29, 2008
/s/ RICHARD J. ALARIO Richard J. Alario, Chief Executive Officer
Dated: February 29, 2008
/s/ WILLIAM M. AUSTIN William M. Austin, Chief Financial Officer

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  Exhibit 32
Certification Pursuant to 18 U.S.C. SECTION 1350, As Adopted Pursuant to Section 906 of the SARBANES-OXLEY ACT of 2002